UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

WELLCHOICE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

September 27, 2005

Dear Broker:

WellChoice is pleased to announce that WellPoint, Inc. has agreed to acquire WellChoice’s parent company WellChoice, Inc., which will operate as a wholly owned subsidiary of WellPoint. First, let me reassure you that as a broker, you will continue to enjoy the same strong business relationship. Your clients will receive the same full benefits and service for which they selected WellChoice. Finally, our merger with WellPoint will deliver to you more options, flexibility and economies both here in New Jersey and across the country.

For more information, you can go online to www.wellchoice.com to view the WellChoice, Inc. press release found under “The Latest at WellChoice.” If you have any questions, please call your WellChoice representative or me, and we’d be happy to discuss this new chapter for WellChoice and your customers.

Sincerely,

Jason Gorevic

Chief Sales and Marketing Officer

Legal:

Services and products provided by WellChoice Insurance of New Jersey, Inc. or WellChoice HMO of New Jersey.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This letter contains certain forward-looking information about WellPoint, Inc. (“WellPoint”), WellChoice, Inc. (“WellChoice”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint and WellChoice, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint (formerly Anthem, Inc.), WellPoint Health Networks Inc. (“WellPoint Health”) and WellChoice; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellPoint Health merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; our ability to consummate WellPoint’s merger with WellChoice, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all; to meet expectations regarding repurchases of shares of our common stock and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WellPoint nor WellChoice undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s and WellChoice’s various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q for the reporting periods of 2005.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the SEC and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’ s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

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© Copyright 2005 WellChoice Insurance of New Jersey, Inc. All rights reserved.

September 27, 2005

Dear Broker:

Empire BlueCross BlueShield is pleased to announce that WellPoint, Inc. has agreed to acquire Empire’s parent company WellChoice, Inc., which will operate as a wholly owned subsidiary of WellPoint. First, let me reassure you that as a broker, you will continue to enjoy the same strong business relationship. Your clients will receive the same full benefits and service for which they selected Empire. Finally, our merger with WellPoint will deliver to you more integrated, advanced and flexible products both here in New York and across the country.

To find out more, please join me on a conference call this Thursday, September 29, 2005 at 2:00 pm EST. If you would like to participate, simply dial 1-866-216-6835, participant code 435057, where we will be available to answer questions you may have. If you are unable to attend the call on Thursday, you can call to hear a recording beginning Friday, September 30, 2005 at 1-800-475-6701, participant code 798303.

We also invite you to go online to www.wellchoice.com to view the WellChoice, Inc. press release found under “The Latest at WellChoice.” As always, you may call your Empire representative or me, and we’d be happy to discuss this new chapter for Empire and your customers.

Sincerely,

Jason Gorevic

Chief Sales and Marketing Officer

Legal:

Services provided by Empire HealthChoice HMO, Inc. and/or Empire HealthChoice Assurance, Inc., licensees of the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans, serving residents and businesses in the 28 eastern and southeastern counties of New York State.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This letter contains certain forward-looking information about WellPoint, Inc. (“WellPoint”), WellChoice, Inc. (“WellChoice”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint and WellChoice, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint (formerly Anthem, Inc.), WellPoint Health Networks Inc. (“WellPoint Health”) and WellChoice; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellPoint Health merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; our ability to consummate WellPoint’s merger with WellChoice, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all; to meet expectations regarding repurchases of shares of our common stock and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WellPoint nor WellChoice undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s and WellChoice’s various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q for the reporting periods of 2005.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the SEC and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’ s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

© Copyright 2005 Empire HealthChoice Assurance, Inc. All rights reserved.

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EMPIRE BLUE CROSS BLUE SHIELD

Host: Tara Campbell

September 29, 2005/1:00 p.m. CDT

EMPIRE BLUE CROSS BLUE SHIELD

September 29, 2005

1:00 p.m. CDT

Moderator	Ladies and gentlemen, thank you for standing by. Welcome to the Empire WellChoice/WellPoint merger conference call. At this time, all participants are in a listen-only mode. Later, we will conduct the question and answer session; instructions will be given at that time. As a reminder, this conference is being recorded.

I would now like to turn the conference over to our host, Ms. Esther Georgia. Please go ahead, ma’am.

E. Georgia	Good afternoon, and thank you for joining us today. I’m Esther Georgia, Manager of Marketing. Today, I’m joined by Jason Gorevic, Chief Sales and Marketing Officer; Mark Wager, Senior Vice President of Sales; Chris Fallon, Vice President of Down State Sales; and Seth Truwit, Vice President, Deputy General Counsel and Corporate Secretary.

As you know, we’ll be discussing Tuesday’s announcement regarding WellChoice’s agreement to merge with WellPoint, Inc. We will be making some forward-looking statements on this call. Listeners are cautioned that these statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellChoice and WellPoint. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review the risk factors discussed in our press release issued Tuesday and in the 2004 Form 10-Ks and other periodic filings with the SEC made by WellPoint and WellChoice.

In connection with the merger, we expect that a registration statement, which will include a proxy statement prospectus, will be filed with the

EMPIRE BLUE CROSS BLUE SHIELD

Host: Tara Campbell

September 29, 2005/1:00 p.m. CDT

SEC. We urge listeners to review the registration statement if and when it becomes available because it will contain important information about the merger. Information regarding the person who may under rule to the SEC be considered participants in the solicitation will be set forth in the proxy statement prospectus when it is filed with the SEC. You can obtain free of charge documents filed with the SEC by WellPoint or WellChoice by visiting SEC’s Web site at www.sec.gov or by contacting the Investor Relations department of WellPoint or WellChoice.

Now, I’ll turn it over to Jason for some opening remarks, which will be followed by a question and answer session.

J. Gorevic	Thank you, Esther, for that scintillating introduction. I’m sure everyone is thoroughly confused by now. I’m sure everyone understands we now have to make a bunch of disclosure statements anytime we talk about the merger transaction. With that said, I’ll go through a few opening remarks and then I’ll turn it back to Esther to talk about Q&A and we’ll open it up.

On Tuesday, we turned the page on a new chapter in the company’s 70-year history when we announced that WellChoice, Empire’s parent company, has agreed to merge with WellPoint, Inc. We think this is great news for our customers, our brokers, our employees and our company. Before I go on to the opportunities that will be afforded by this merger, I just wanted to reassure you that in the immediate term, you and your customers really won’t see any change in the way you interact with us. You’ll continue to have access to the same broad product portfolio, the same market leading provider networks, the same great service that you’ve come to expect from us, and the security of the Blue Cross Blue Shield brand. We’ll continue to honor all contracts with groups and members. There will be no change to the benefits that we administer for our customers. And finally, you should continue to interact with the same sales and service representatives with whom you’ve previously worked.

As you probably know, Empire is the largest health plan in New York based on HMO and PPO membership. We believe the opportunity to join forces with WellPoint, the largest managed care company in the country, will provide you and your customers with greater choice, more flexibility and the cost controls that come with economies of scale. This merger brings together two leading health benefits companies with very similar cultures and philosophies, both dedicated to excellence, both extremely focused on our customers. We see a very compelling strategic fit and we

EMPIRE BLUE CROSS BLUE SHIELD

Host: Tara Campbell

September 29, 2005/1:00 p.m. CDT

see our combined companies strongly positioned to compete in the marketplace.

With almost 28 million members, WellPoint owns Blue plans in 13 states and we look forward to collaborating with them to bring seamless products to market to meet the needs of your clients.

I’m very pleased to say that Mike Stocker will be president and CEO of WellPoint’s northeast region, which will serve more than seven million members in New York, Connecticut, New Hampshire and Maine. The headquarters for the newly combined region will be right here in lower Manhattan in New York City.

We’ve observed WellPoint’s track record of integrating other Blue Cross Blue Shield plans and they’ve consistently delivered on their promise to all stakeholders involved. They’ve remained customer-focused, witnessed no service disruption to the merger activities, have met their targets for merger synergies, significantly reduced administrative costs as a percent of revenues and have provided new products, services and technologies to the market. This gives us additional confidence that we’ve chosen the right partner to plan our future with.

We expect the transaction to close in the first quarter of 2006 and we’ll operate as independent entities until the merger does, in fact, close.

In closing, on my part, I just want to thank you once again for all your support of Empire over the years and say that we look forward to many, even more successful years to come.

With that, I’ll turn it back to Esther to lead us through a question and answer session.

E. Georgia	Thank you, Jason. For the question and answer session, I would just encourage everyone before you ask your question, just state your name. And with that, I’ll give it to Sarah from AT&T to give you further instructions.

Moderator	And we’ll take our first question. Caller, please go ahead. Your line is open.

M	The question is, the provided network in New Jersey, will that be expanded?

EMPIRE BLUE CROSS BLUE SHIELD

Host: Tara Campbell

September 29, 2005/1:00 p.m. CDT

J. Gorevic	With respect to a number of these questions, I’m probably going to give you what are, undoubtedly, unsatisfying answers. So let me start by talking a little about the integration efforts that we’ll undertake and then I’ll come back to answering your question.

Both sides of the merger will assign integration managers and an integration team will be created with representatives from both sides of the transaction. Between now and the time the transaction closes, we’ll be doing integration planning, but won’t do any integration activities until the merger closes.

That’s a long way of saying that the integration team will be tasked with, among other things, figuring out what the integration efforts among our products and networks will be. It is worth noting that both plans have some membership in New Jersey. WellPoint’s membership is really in their UniCare subsidiary and we will be looking at the respective membership products and networks in the New Jersey market.

Moderator	We’ll take our next question. Caller, please go ahead.

M	I was going to ask about the integration of the networks and if they’re going to—it was basically answered, but how will the pricing of the New York platform be affected by the merger?

J. Gorevic	In the immediate term, we don’t see any immediate impact on the pricing of our products. We will, as always, price to balance being competitive with meeting our financial targets. In so far as the post merger entity is able to achieve some economies of scale, we would hope that that would be reflected in our financial targets and may impact the pricing. But it’s worth saying that WellPoint doesn’t really have any service areas in the New York market on a branded basis.

One of the nice things about this merger is that we really don’t overlap in terms of our territories. We’re putting together entities who are complementary Blues rather than competitors in the same marketplace, which we think is sort of an ideal situation for putting together two companies that will have minimal impact on the market, but at the same time, affords the most opportunity for greater flexibility, more choices and additional products.

EMPIRE BLUE CROSS BLUE SHIELD

Host: Tara Campbell

September 29, 2005/1:00 p.m. CDT

Moderator	It appears we have no further questions at this time. Ms. Georgia, I will turn the conference back over to you.

J. Gorevic	It must be because my remarks were so comprehensive and answered all of those questions that were out there.

E. Georgia	Thank you all for your time today. We will continue to keep you informed throughout this transition. As always, you can continue to contact your Empire sales rep with any questions you may have. Thanks again.

Moderator	Ladies and gentlemen, this conference will be available for replay after 5:30 p.m. eastern today through October 28, 2005 at midnight. You may access the AT&T TeleConference Replay System at any time by dialing 1-800-475-6701 and entering the access code 798303. International participants, dial 320-365-3844.

That does conclude our conference for today. Thank you for your participation and for using AT&T TeleConference Service.

Notes to Our Customers on WellPoint – WellChoice Merger

October 2005

The Merger

WellPoint

Blue plans in 13 states

Ancillary products in Rx, disease management, CDHC, etc.

28 million members

WellChoice

New York base

Innovator in CDHC and health services

5 million members

Anticipated close in first quarter 2006, with integration following

10

Important Things Do Not Change

Same great service

No planned system migrations

No service center disruptions

Same outstanding networks – absolutely no disruption

No upward pressure on fees

In fact, efficiencies and best practices will be implemented

Dr. Stocker will continue to be the executive leader

11

What Will Become New

Dr. Stocker will head the new Northeast region

More direct integration with Lumenos

Increased opportunities for integrating the best in class

Partner contracts will be honored, but there are new opportunities

Larger base to invest in innovation

12

The Shared Values

Focus and advocacy for customer Commitment to excellence Investment in health informatics

Leadership for positive change in our national health care system

13

What You Can Expect

No unpleasant surprises

A careful and deliberate merger process Absolute dedication to our customers Continued innovation

Existing initiatives are continuing

A focus on national accounts

Enhanced products and services post merger

14

Legal Notice

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document contains certain forward-looking information about WellPoint, Inc. (“WellPoint”), WellChoice, Inc. (“WellChoice”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint and WellChoice, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint (formerly Anthem, Inc.), WellPoint Health Networks Inc. (“WellPoint Health”) and WellChoice; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellPoint Health merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; our ability to consummate WellPoint’s merger with WellChoice, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all; to meet expectations regarding repurchases of shares of our common stock and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WellPoint nor WellChoice undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s and WellChoice’s various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q for the reporting periods of 2005.

15

Legal Notice (continued)

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the SEC and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’ s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

About WellChoice Inc.

WellChoice, Inc. is our publicly traded, parent holding company, which provides administrative and management services to its insurance and HMO subsidiaries. The subsidiaries offer managed care and traditional indemnity products to approximately 5 million members nationwide.

The New York insurance and HMO operations are conducted through:

Empire HealthChoice Assurance, Inc. d/b/a Empire Blue Cross Blue Shield, a New York licensed accident and health insurer, and Empire HealthChoice HMO, Inc. d/b/a Empire Blue Cross Blue Shield HMO, a New York licensed health maintenance organization. Both companies are independent licensees of the Blue Cross and Blue Shield Association.

Other PPO and HMO operations that are not Blue Cross and Blue Shield companies are conducted through: WellChoice Insurance of New Jersey, Inc., a licensed accident and health insurer, and Empire HealthChoice HMO, Inc., d/b/a WellChoice HMO of New Jersey, a licensed health maintenance organization.

16

Inside Benefits eBulletin Special Announcement

WellPoint and WellChoice to Merge

We are pleased to announce the planned merger between WellChoice Inc., the parent company of Empire BlueCross BlueShield and WellPoint, Inc., the strongest and largest nationwide health plan. The combined company will include 14 Blue Cross and Blue Shield plans and cover a total of 33 million members.

Under the terms of the transaction, expected to be effective sometime in the first quarter of 2006, WellChoice will operate as a wholly owned subsidiary of WellPoint. Empire’s President and CEO Dr. Michael Stocker, MD, will head the WellPoint Northeast Region following the change.

We will keep you apprised about this change as information becomes available. Meanwhile, be assured that our customers will experience no disruptions in service. Specifically:

•	Empire members will have access to the same network of doctors and hospitals as they do today. Unlike some other health plan mergers, there are no conflicting networks. The Blue Cross and Blue Shield Association’s BlueCard® networks remain as dominant as ever.

•	The rates that you pay will not rise as a result of this transaction. In fact, you will benefit from the consolidation and the best practices that this new relationship offers.

•	Your current plan designs will not change.

•	You will continue to receive the same great service — developed and delivered for the unique needs of New York’s businesses, both small and large.

We invite you to go online for more information to www.wellchoice.com to view the WellChoice, Inc. press release found under “The Latest at WellChoice.”

All of us at Empire BlueCross BlueShield remain committed to providing you with the best possible value in health benefits, and are confident that our merger with WellPoint will offer us increased opportunities to do

so. If you have any questions, please call your Empire representative, who will be happy to discuss this new chapter for Empire and our customers.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This letter contains certain forward-looking information about WellPoint, Inc. (“WellPoint”), WellChoice, Inc. (“WellChoice”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint and WellChoice, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint (formerly Anthem, Inc.), WellPoint Health Networks Inc. (“WellPoint Health”) and WellChoice; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellPoint Health merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; our ability to consummate WellPoint’s merger with WellChoice, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all; to meet expectations regarding repurchases of shares of our common stock and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WellPoint nor WellChoice undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s and WellChoice’s various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q for the reporting periods of 2005.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the SEC and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from

WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’ s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005.

Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Services provided by Empire HealthChoice HMO, Inc. and/or Empire HealthChoice Assurance, Inc., licensees of the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans, serving residents and businesses in the 28 eastern and southeastern counties of New York State.

If you do not wish to receive e-mails from Empire, reply to this message with “unsubscribe” as the subject line.

© Copyright 2005 Empire HealthChoice Assurance, Inc. All rights reserved.

Empire BlueCross BlueShield 11 W 42 ST New York, NY 10036             9/05

September 28, 2005

Dear Empire Customer:

Empire BlueCross BlueShield is pleased to announce that its parent company WellChoice, Inc. has agreed to merge with WellPoint, Inc. WellChoice will operate as a wholly owned subsidiary of WellPoint. First, let me reassure you that as a customer, you and all 5 million members will continue to enjoy the full benefits and service for which you selected Empire. The most important things remain the same:

•	The same outstanding doctors and hospitals will be in our networks. Unlike some other health plan mergers, there are no conflicting networks. The Blue Cross and Blue Shield Association’s BlueCard® Program networks remain as dominant as ever.

•	The same great service.

•	The rates that you pay will not rise as a result of this transaction. In fact, you will benefit from the economies of scale and the best practices that this new relationship offers, assuring the market-leading service and overall value that you and your employees have come to expect from Empire BlueCross BlueShield.

•	I will continue to lead Empire BlueCross BlueShield and also provide leadership for the entire Northeast region of the new entity.

•	And, of course, the same unmatched brand — just more of it. A total of 33 million members will be covered under the combined company.

In addition, you will also gain from added depth with WellPoint, the strongest nationwide health plan, including Blue Cross and Blue Shield plans in 13 states. Our merger with WellPoint will deliver to you more integrated, advanced and flexible products both here in New York and across the country.

•	New York will become the Northeast regional headquarters for WellPoint, under the leadership of the Empire BlueCross BlueShield management team.

•	The further integration of Blue Cross and Blue Shield plans will enhance the ease with which you can continue to offer your employees the broadest, highest quality health coverage in the nation.

•	One of the compelling business motivations for the merger is the recognized leadership of Empire’s National Account management and service supported by our unique Middletown, New York facility. You can count on the continued strength and growth of that capability.

•	You will gain ready access to new services around consumer-directed health plans, disease management, behavioral health, dental care, vision care, prescription management, disability insurance and life insurance.

We expect the transaction will be completed in the first quarter 2006. We will keep you apprised of new information as it becomes available.

All of us at Empire BlueCross BlueShield remain committed to providing you with the best possible value in health benefits, and are confident that our merger with WellPoint will offer us increased opportunities to do so. If you have any questions, feel free to call me or your Empire account manager.

Sincerely yours,

Michael A. Stocker, MD
President and Chief Executive Officer

Services provided by Empire HealthChoice HMO, Inc. and/or Empire HealthChoice Assurance, Inc, licensees of the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans.

SAFE HARBOR STATEMENT UNDER THE PRIVATE

SECURITIES LITIGATION REFORM ACT OF 1995

This letter contains certain forward-looking information about WellPoint, Inc. (“WellPoint”), WellChoice, Inc. (“WellChoice”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint and WellChoice, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint (formerly Anthem, Inc.), WellPoint Health Networks Inc. (“WellPoint Health”) and WellChoice; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellPoint Health merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; our ability to consummate WellPoint’s merger with WellChoice, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all; to meet expectations regarding repurchases of shares of our common stock and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WellPoint nor WellChoice undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s and WellChoice’s various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q for the reporting periods of 2005.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the SEC and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’ s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

September 27, 2005

Dear Colleague:

Empire BlueCross BlueShield is pleased to announce that its parent company WellChoice, Inc. has agreed to merge with WellPoint, Inc. WellChoice will operate as a wholly owned subsidiary of WellPoint. I want to assure you that with the coming change your clients can be confident that they will continue to receive the value and service for which they selected Empire. I know you need no introduction to WellPoint, which has been our partner in many national implementations. One of the important elements of our discussions in this merger has been the key role of national accounts and how the combination will strengthen our overall delivery capability.

Enclosed is a letter that we are sending to our customers, including your clients, so that you will know exactly what has been communicated to them.

We are excited about the potential this change offers for continuing to work with you and your clients. We expect the transaction to be completed in the first quarter 2006. As more specifics about the merger become available, we will be sharing them with you. In the meantime, do not hesitate to call me or any member of my staff.

Sincerely yours,

Jason Gorevic
Senior Vice President
Chief Sales and Marketing Officer

Encl: Account Letter

Services provided by Empire HealthChoice HMO, Inc. and/or Empire HealthChoice Assurance, Inc, licensees of the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This letter contains certain forward-looking information about WellPoint, Inc. (“WellPoint”), WellChoice, Inc. (“WellChoice”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint and WellChoice, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint (formerly Anthem, Inc.), WellPoint Health Networks Inc. (“WellPoint Health”) and WellChoice; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellPoint Health merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; our ability to consummate WellPoint’s merger with WellChoice, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all; to meet expectations regarding repurchases of shares of our common stock and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WellPoint nor WellChoice undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s and WellChoice’s various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q for the reporting periods of 2005.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the SEC and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’ s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

On BCBS letter heard

September 28, 2005

Dear Empire Customer:

Empire BlueCross BlueShield is pleased to announce that its parent company WellChoice, Inc. has agreed to merge with WellPoint, Inc. WellChoice will operate as a wholly owned subsidiary of WellPoint. First, let me reassure you that as a customer, you and all 5 million of Empire’s members will continue to enjoy the full benefits and service for which you selected Empire. The most important things remain the same:

•	The same outstanding doctors and hospitals continue in our networks. Unlike some other health plan mergers, there are no conflicting networks. The Blue Cross and Blue Shield Association’s BlueCard® Program networks remain as dominant as ever.

•	Your current plan designs will not change.

•	You will continue to receive the same great service — developed and delivered for the unique needs of New York’s businesses, both small and large.

•	You already know the leadership Michael Stocker, MD, will continue to lead Empire BlueCross BlueShield and also provide leadership for the entire Northeast region of the new entity.

•	And, of course, the same unmatched Blue brand — just more of it. A total of 33 million members will be covered under the combined company.

In addition to the continuing value, you will also gain from added depth with WellPoint, the strongest and largest nationwide health plan. WellPoint is the holding company for Blue Cross and Blue Shield plans in 13 other states. Our merger with WellPoint will deliver you more integrated, advanced and flexible products both here in New York and across the country.

•	New York will become the Northeast regional headquarters for WellPoint, under the leadership of the Empire BlueCross BlueShield management team.

•	As a customer of Empire BlueCross BlueShield you already have the broadest, highest quality health coverage in the nation. Empire’s merger with strong Blue Cross and Blue Shield plans in 13 other states will enhance that value, bringing a more seamless experience.

•	Specifically, a closer relationship with Anthem BlueCross BlueShield, WellPoint’s Connecticut plan, offers expanded opportunities for us in the tri-state area.

•	The rates that you pay will not rise as a result of this transaction. In fact, you will benefit from the consolidation and the best practices that this new relationship offers.

On BCBS letter heard

•	You will gain ready access to new services around consumer directed health plans, disease management, behavioral health, dental care, vision care, prescription management, disability insurance and life insurance.

We expect the transaction will be completed in the first quarter 2006. We will keep you apprised of new information as it becomes available.

All of us at Empire BlueCross BlueShield remain committed to providing you with the best possible value in health benefits, and are confident that our merger with WellPoint will offer us increased opportunities to do so. If you have any questions, please call your Empire representative, who will be happy to discuss this new chapter for Empire and our customers.

Sincerely yours,

Jason Gorevic

Chief Sales and Marketing Officer

Services provided by Empire HealthChoice HMO, Inc. and/or Empire HealthChoice Assurance, Inc, licensees of the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This letter contains certain forward-looking information about WellPoint, Inc. (“WellPoint”), WellChoice, Inc. (“WellChoice”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint and WellChoice, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint (formerly Anthem, Inc.), WellPoint Health Networks Inc. (“WellPoint Health”) and WellChoice; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellPoint Health merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; our ability to consummate WellPoint’s merger with WellChoice, to achieve expected synergies and

On BCBS letter heard

operating efficiencies in the merger within the expected time-frames or at all; to meet expectations regarding repurchases of shares of our common stock and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WellPoint nor WellChoice undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s and WellChoice’s various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q for the reporting periods of 2005.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the SEC and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’ s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

On BCBS letter heard

September 28, 2005

Dear Empire Customer:

Empire BlueCross is pleased to announce that its parent company WellChoice, Inc. has agreed to merge with WellPoint, Inc. WellChoice will operate as a wholly owned subsidiary of WellPoint. First, let me reassure you that as a customer, you and all 5 million of Empire’s members will continue to enjoy the full benefits and service for which you selected Empire. The most important things remain the same:

•	The same outstanding doctors and hospitals continue in our networks. Unlike some other health plan mergers, there are no conflicting networks. The Blue Cross and Blue Shield Association’s BlueCard® Program networks remain as dominant as ever.

•	Your current plan designs will not change.

•	You will continue to receive the same great service —developed and delivered for the unique needs of New York’s businesses, both small and large.

•	You already know the leadership Michael Stocker, MD, will continue to lead Empire BlueCross and also provide leadership for the entire Northeast region of the new entity.

•	And, of course, the same unmatched Blue brand — just more of it. A total of 33 million members will be covered under the combined company.

In addition to the continuing value, you will also gain from added depth with WellPoint, the strongest and largest nationwide health plan. WellPoint is the holding company for Blue Cross and Blue Shield plans in 13 other states. Our merger with WellPoint will deliver you more integrated, advanced and flexible products both here in New York and across the country.

•	New York will become the Northeast regional headquarters for WellPoint, under the leadership of the Empire BlueCross management team.

•	As a customer of Empire BlueCross you already have the broadest, highest quality health coverage in the nation. Empire’s merger with strong Blue Cross and Blue Shield plans in 13 other states will enhance that value, bringing a more seamless experience.

•	Specifically, a closer relationship with Anthem BlueCross BlueShield, Well Point’s Connecticut plan, offers expanded opportunities for us in the tri-state area.

•	The rates that you pay will not rise as a result of this transaction. In fact, you will benefit from the consolidation and the best practices that this new relationship offers.

On BCBS letter heard

•	You will gain ready access to new services around consumer directed health plans, disease management, behavioral health, dental care, vision care, prescription management, disability insurance and life insurance.

We expect the transaction will be completed in the first quarter 2006. We will keep you apprised of new information as it becomes available.

All of us at Empire BlueCross remain committed to providing you with the best possible value in health benefits, and are confident that our merger with WellPoint will offer us increased opportunities to do so. If you have any questions, please call your Empire representative, who will be happy to discuss this new chapter for Empire and our customers.

Sincerely yours,

Jason Gorevic

Chief Sales and Marketing Officer

Services provided by Empire HealthChoice HMO, Inc. and/or Empire HealthChoice Assurance, Inc, licensees of the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This letter contains certain forward-looking information about WellPoint, Inc. (“WellPoint”), WellChoice, Inc. (“WellChoice”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of WellPoint and WellChoice, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by WellPoint (formerly Anthem, Inc.), WellPoint Health Networks Inc. (“WellPoint Health”) and WellChoice; trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; other potential uses of cash in the future that present attractive alternatives to share repurchases; our ability to achieve expected synergies and operating efficiencies in the WellPoint Health merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; our ability to consummate WellPoint’s merger with WellChoice, to achieve expected synergies and

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operating efficiencies in the merger within the expected time-frames or at all; to meet expectations regarding repurchases of shares of our common stock and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; future bio-terrorist activity or other potential public health epidemics; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither WellPoint nor WellChoice undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in WellPoint’s and WellChoice’s various SEC reports, including but not limited to Annual Reports on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q for the reporting periods of 2005.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving WellPoint and WellChoice. In connection with the proposed transaction, WellPoint and WellChoice will prepare a registration statement on Form S-4, containing a proxy statement/prospectus for the stockholders of WellChoice to be filed with the SEC and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to WellChoice’s stockholders. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, www.sec.gov, from WellPoint Investor Relations at 120 Monument Circle, Indianapolis, Indiana 46204, or from WellChoice Investor Relations at 11 West 42nd Street, New York, New York 10036.

PARTICIPANTS IN SOLICITATION

WellPoint, WellChoice and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding WellPoint’ s directors and executive officers is available in WellPoint’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 8, 2005, and information regarding WellChoice’s directors and executive officers is available in WellChoice’s proxy statement for its 2005 annual meeting of stockholders, which was filed with SEC on March 28, 2005. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of WellChoice stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.